UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 16, 2009

REGIONS FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	000-50831	63-0589368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 FIFTH AVENUE NORTH

BIRMINGHAM, ALABAMA 35203

(Address, including zip code, of principal executive office)

Registrant’s telephone number, including area code: (205) 944-1300

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

In accordance with general instruction B.2 of Form 8-K, the information contained in this Item 2.02 is furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

In connection with the presentation at the Regions Financial Corporation (“Regions”) Annual Meeting of Stockholders discussed below, C. Dowd Ritter, Chairman, President and Chief Executive Officer of Regions, announced that Regions will report a profit for the quarter ended March 31, 2009.

Regions is providing this preliminary information about its first quarter results prior to the scheduled earnings announcement date. Investors should not expect Regions to provide information about the results of future quarters in advance of scheduled quarterly earnings announcement dates. In addition, investors should not expect Regions to update the information provided in this release in advance of the scheduled announcement date for its first quarter 2009 earnings on April 21, 2009.

Item 7.01	Regulation FD Disclosure.

In accordance with general instruction B.2. of Form 8-K, the information in this Item 7.01 is furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

The Chairman, President and Chief Executive Officer of Regions made a presentation at the conclusion of Regions’ Annual Meeting of Stockholders on April 16, 2009.

A copy of the visual presentation is being furnished as Exhibit 99.1 to this report, in the form used. Exhibit 99.1 is incorporated by reference under this Item 7.01. Such visual presentation materials also will be available on Regions’ Web site at www.regions.com.

In addition, the text of Item 2.02 is hereby incorporated by reference into this Item 7.01.

Cautionary Statement About Preliminary Results and Other Forward-Looking Information

In accordance with the Private Securities Litigation Reform Act of 1995, we caution you that all measures of first quarter 2009 financial results and condition contained in this 8-K (including the exhibit hereto) are preliminary and reflect our expected first quarter 2009 financial results and condition as of the date of this filing. Actual reported first quarter 2009 financial results and condition may vary significantly from those expectations because of a number of factors, including additional or revised information and subsequent events. For a more detailed discussion of other factors that may adversely affect our financial results and condition and cause actual results to differ from expectations, refer to our Annual Report on Form 10-K for the year ended December 31, 2008, filed with the Securities and Exchange Commission and available on the SEC’s website at www.sec.gov. Regions will provide additional discussion and analysis and other important information about its first quarter 2009 financial results and condition when it reports actual results on April 21, 2009.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. Exhibit 99.1 listed in the exhibit index is furnished pursuant to Regulation FD as part of this current report on Form 8-K and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

Exhibit No.	Exhibit
99.1	Visual Presentation of April 16, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONS FINANCIAL CORPORATION

	By:	/s/ John D. Buchanan
	Name:	John D. Buchanan
	Title:	Senior Executive Vice President, General Counsel and Corporate Secretary

Date: April 16, 2009